                                                               SUB-ITEM 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
INVESCO QUALITY MUNICIPAL INCOME TRUST
INVESCO SECURITIES TRUST
INVESCO VALUE MUNICIPAL INCOME TRUST
SHORT-TERM INVESTMENTS TRUST
on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

By:     /s/ John M. Zerr
        -------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        -------------------------
Title:  Senior Vice President
                                                        as of December 17, 2013


                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                    CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF      EXPIRATION
FUND                                 VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                ------------  ---------- ------------------- ------------------
Invesco American Franchise Fund
   Class A Shares                   Contractual      2.00%      July 1, 2013       June 30, 2014
   Class B Shares                   Contractual      2.75%      July 1, 2013       June 30, 2014
   Class C Shares                   Contractual      2.75%      July 1, 2013       June 30, 2014
   Class R Shares                   Contractual      2.25%      July 1, 2013       June 30, 2014
   Class R5 Shares                  Contractual      1.75%      July 1, 2013       June 30, 2014
   Class R6 Shares                  Contractual      1.75%      July 1, 2013       June 30, 2014
   Class Y Shares                   Contractual      1.75%      July 1, 2013       June 30, 2014
Invesco California Tax-Free Income
  Fund
   Class A Shares                   Contractual      1.50%      July 1, 2012       June 30, 2014
   Class B Shares                   Contractual      2.00%      July 1, 2012       June 30, 2014
   Class C Shares                   Contractual      2.00%      July 1, 2012       June 30, 2014
   Class Y Shares                   Contractual      1.25%      July 1, 2012       June 30, 2014
Invesco Core Plus Bond Fund
   Class A Shares                   Contractual      0.75%      June 6, 2011     December 31, 2013
   Class B Shares                   Contractual      1.50%      June 6, 2011     December 31, 2013
   Class C Shares                   Contractual      1.50%      June 6, 2011     December 31, 2013
   Class R Shares                   Contractual      1.00%      June 6, 2011     December 31, 2013
   Class R5 Shares                  Contractual      0.50%      June 6, 2011     December 31, 2013
   Class R6 Shares                  Contractual      0.50%   September 24, 2012  December 31, 2013
   Class Y Shares                   Contractual      0.50%      June 6, 2011     December 31, 2013
Invesco Core Plus Bond Fund
   Class A Shares                   Contractual      0.84%    January 1, 2014    December 31, 2014
   Class B Shares                   Contractual      1.59%    January 1, 2014    December 31, 2014
   Class C Shares                   Contractual      1.59%    January 1, 2014    December 31, 2014
   Class R Shares                   Contractual      1.09%    January 1, 2014    December 31, 2014
   Class R5 Shares                  Contractual      0.59%    January 1, 2014    December 31, 2014
   Class R6 Shares                  Contractual      0.59%    January 1, 2014    December 31, 2014
   Class Y Shares                   Contractual      0.59%    January 1, 2014    December 31, 2014
Invesco Equally-Weighted S&P 500
  Fund
   Class A Shares                   Contractual      2.00%      July 1, 2012       June 30, 2014
   Class B Shares                   Contractual      2.75%      July 1, 2012       June 30, 2014
   Class C Shares                   Contractual      2.75%      July 1, 2012       June 30, 2014
   Class R Shares                   Contractual      2.25%      July 1, 2012       June 30, 2014
   Class R6 Shares                  Contractual      1.75%   September 24, 2012    June 30, 2014
   Class Y Shares                   Contractual      1.75%      July 1, 2012       June 30, 2014
Invesco Equity and Income Fund
   Class A Shares                   Contractual      1.50%      July 1, 2012       June 30, 2014
   Class B Shares                   Contractual      2.25%      July 1, 2012       June 30, 2014
   Class C Shares                   Contractual      2.25%      July 1, 2012       June 30, 2014
   Class R Shares                   Contractual      1.75%      July 1, 2012       June 30, 2014
   Class R5 Shares                  Contractual      1.25%      July 1, 2012       June 30, 2014
   Class R6 Shares                  Contractual      1.25%   September 24, 2012    June 30, 2014
   Class Y Shares                   Contractual      1.25%      July 1, 2012       June 30, 2014
Invesco Floating Rate Fund
   Class A Shares                   Contractual      1.50%     April 14, 2006      June 30, 2014
   Class C Shares                   Contractual      2.00%     April 14, 2006      June 30, 2014
   Class R Shares                   Contractual      1.75%     April 14, 2006      June 30, 2014
   Class R5 Shares                  Contractual      1.25%     April 14, 2006      June 30, 2014
   Class R6 Shares                  Contractual      1.25%   September 24, 2012    June 30, 2014
   Class Y Shares                   Contractual      1.25%    October 3, 2008      June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013

                                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                       ------------  ---------- ------------------- --------------
Invesco Global Real Estate Income Fund
   Class A Shares                          Contractual      2.00%      July 1, 2009     June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2009     June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2009     June 30, 2014
   Class R5 Shares                         Contractual      1.75%      July 1, 2009     June 30, 2014
   Class R6 Shares                         Contractual      1.75%   September 24, 2012  June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2009     June 30, 2014
Invesco Growth and Income Fund
   Class A Shares                          Contractual      2.00%      July 1, 2012     June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2012     June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2012     June 30, 2014
   Class R Shares                          Contractual      2.25%      July 1, 2012     June 30, 2014
   Class R5 Shares                         Contractual      1.75%      July 1, 2012     June 30, 2014
   Class R6 Shares                         Contractual      1.75%   September 24, 2012  June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2012     June 30, 2014
Invesco Low Volatility Equity Yield Fund
   Class A Shares                          Contractual      2.00%      July 1, 2012     June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2012     June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2012     June 30, 2014
   Class R Shares                          Contractual      2.25%      July 1, 2012     June 30, 2014
   Class R5 Shares                         Contractual      1.75%      July 1, 2012     June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2012     June 30, 2014
   Investor Class Shares                   Contractual      2.00%      July 1, 2012     June 30, 2014
Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                          Contractual      1.50%      July 1, 2012     June 30, 2014
   Class B Shares                          Contractual      2.25%      July 1, 2012     June 30, 2014
   Class C Shares                          Contractual      2.25%      July 1, 2012     June 30, 2014
   Class Y Shares                          Contractual      1.25%      July 1, 2012     June 30, 2014
Invesco S&P 500 Index Fund
   Class A Shares                          Contractual      2.00%      July 1, 2012     June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2012     June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2012     June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2012     June 30, 2014
Invesco Small Cap Discovery Fund
   Class A Shares                          Contractual      2.00%      July 1, 2012     June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2012     June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2012     June 30, 2014
   Class R5 Shares                         Contractual      1.75%   September 24, 2012  June 30, 2014
   Class R6 Shares                         Contractual      1.75%   September 24, 2012  June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2012     June 30, 2014

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                       ------------  ---------- ------------------- --------------
Invesco Charter Fund
   Class A Shares                          Contractual      2.00%      July 1, 2009     June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2009     June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2009     June 30, 2014
   Class R Shares                          Contractual      2.25%      July 1, 2009     June 30, 2014
   Class R5 Shares                         Contractual      1.75%      July 1, 2009     June 30, 2014
   Class R6 Shares                         Contractual      1.75%   September 24, 2012  June 30, 2014
   Class S Shares                          Contractual      1.90%   September 25, 2009  June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2009     June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013

                                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                       ------------  ---------- ------------------- --------------
Invesco Disciplined Equity Fund
   Class Y Shares                          Contractual      1.75%     July 14, 2009     June 30, 2014
Invesco Diversified Dividend Fund
   Class A Shares                          Contractual      2.00%      July 1, 2013     June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2013     June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2013     June 30, 2014
   Class R Shares                          Contractual      2.25%      July 1, 2013     June 30, 2014
   Class R5 Shares                         Contractual      1.75%      July 1, 2013     June 30, 2014
   Class R6 Shares                         Contractual      1.75%      July 1, 2013     June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2013     June 30, 2014
   Investor Class Shares                   Contractual      2.00%      July 1, 2013     June 30, 2014
Invesco Summit Fund
   Class A Shares                          Contractual      2.00%      July 1, 2009     June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2009     June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2009     June 30, 2014
   Class P Shares                          Contractual      1.85%      July 1, 2009     June 30, 2014
   Class R5 Shares                         Contractual      1.75%      July 1, 2009     June 30, 2014
   Class S Shares                          Contractual      1.90%   September 25, 2009  June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2009     June 30, 2014

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                       ------------  ---------- ------------------- --------------
Invesco European Small Company Fund
   Class A Shares                          Contractual      2.25%      July 1, 2009     June 30, 2014
   Class B Shares                          Contractual      3.00%      July 1, 2009     June 30, 2014
   Class C Shares                          Contractual      3.00%      July 1, 2009     June 30, 2014
   Class Y Shares                          Contractual      2.00%      July 1, 2009     June 30, 2014
Invesco Global Core Equity Fund
   Class A Shares                          Contractual      2.25%      July 1, 2013     June 30, 2014
   Class B Shares                          Contractual      3.00%      July 1, 2013     June 30, 2014
   Class C Shares                          Contractual      3.00%      July 1, 2013     June 30, 2014
   Class R Shares                          Contractual      2.50%      July 1, 2013     June 30, 2014
   Class R5 Shares                         Contractual      2.00%      July 1, 2013     June 30, 2014
   Class Y Shares                          Contractual      2.00%      July 1, 2013     June 30, 2014
Invesco International Small Company Fund
   Class A Shares                          Contractual      2.25%      July 1, 2009     June 30, 2014
   Class B Shares                          Contractual      3.00%      July 1, 2009     June 30, 2014
   Class C Shares                          Contractual      3.00%      July 1, 2009     June 30, 2014
   Class R5 Shares                         Contractual      2.00%      July 1, 2009     June 30, 2014
   Class R6 Shares                         Contractual      2.00%   September 24, 2012  June 30, 2014
   Class Y Shares                          Contractual      2.00%      July 1, 2009     June 30, 2014
Invesco Small Cap Equity Fund
   Class A Shares                          Contractual      2.00%      July 1, 2009     June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2009     June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2009     June 30, 2014
   Class R Shares                          Contractual      2.25%      July 1, 2009     June 30, 2014
   Class R5 Shares                         Contractual      1.75%      July 1, 2009     June 30, 2014
   Class R6 Shares                         Contractual      1.75%   September 24, 2012  June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2009     June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013


                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF      EXPIRATION
FUND                                        VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                       ------------  ---------- ------------------- ------------------
Invesco Alternative Strategies Fund
   Class A Shares                          Contractual      0.82%   December 17, 2013   December 31, 2015
   Class C Shares                          Contractual      1.57%   December 17, 2013   December 31, 2015
   Class R Shares                          Contractual      1.07%   December 17, 2013   December 31, 2015
   Class R5 Shares                         Contractual      0.57%   December 17, 2013   December 31, 2015
   Class R6 Shares                         Contractual      0.57%   December 17, 2013   December 31, 2015
   Class Y Shares                          Contractual      0.57%   December 17, 2013   December 31, 2015
Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                          Contractual      0.25%    November 4, 2009    April 30, 2015
   Class AX Shares                         Contractual      0.25%   February 12, 2010    April 30, 2015
   Class B Shares                          Contractual      1.00%    November 4, 2009    April 30, 2015
   Class C Shares                          Contractual      1.00%    November 4, 2009    April 30, 2015
   Class CX Shares                         Contractual      1.00%   February 12, 2010    April 30, 2015
   Class R Shares                          Contractual      0.50%    November 4, 2009    April 30, 2015
   Class R5 Shares                         Contractual      0.00%    November 4, 2009    April 30, 2015
   Class R6 Shares                         Contractual      0.00%   September 24, 2012   April 30, 2015
   Class RX Shares                         Contractual      0.50%   February 12, 2010    April 30, 2015
   Class Y Shares                          Contractual      0.00%    November 4, 2009    April 30, 2015
Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                          Contractual      0.25%    November 4, 2009    April 30, 2015
   Class AX Shares                         Contractual      0.25%   February 12, 2010    April 30, 2015
   Class B Shares                          Contractual      1.00%    November 4, 2009    April 30, 2015
   Class C Shares                          Contractual      1.00%    November 4, 2009    April 30, 2015
   Class CX Shares                         Contractual      1.00%   February 12, 2010    April 30, 2015
   Class R Shares                          Contractual      0.50%    November 4, 2009    April 30, 2015
   Class R5 Shares                         Contractual      0.00%    November 4, 2009    April 30, 2015
   Class R6 Shares                         Contractual      0.00%   September 24, 2012   April 30, 2015
   Class RX Shares                         Contractual      0.50%   February 12, 2010    April 30, 2015
   Class Y Shares                          Contractual      0.00%    November 4, 2009    April 30, 2015
Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                          Contractual      0.25%    November 4, 2009    April 30, 2015
   Class AX Shares                         Contractual      0.25%   February 12, 2010    April 30, 2015
   Class B Shares                          Contractual      1.00%    November 4, 2009    April 30, 2015
   Class C Shares                          Contractual      1.00%    November 4, 2009    April 30, 2015
   Class CX Shares                         Contractual      1.00%   February 12, 2010    April 30, 2015
   Class R Shares                          Contractual      0.50%    November 4, 2009    April 30, 2015
   Class R5 Shares                         Contractual      0.00%    November 4, 2009    April 30, 2015
   Class R6 Shares                         Contractual      0.00%   September 24, 2012   April 30, 2015
   Class RX Shares                         Contractual      0.50%   February 12, 2010    April 30, 2015
   Class Y Shares                          Contractual      0.00%    November 4, 2009    April 30, 2015
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                          Contractual      0.25%    November 4, 2009    April 30, 2015
   Class AX Shares                         Contractual      0.25%   February 12, 2010    April 30, 2015
   Class B Shares                          Contractual      1.00%    November 4, 2009    April 30, 2015
   Class C Shares                          Contractual      1.00%    November 4, 2009    April 30, 2015
   Class CX Shares                         Contractual      1.00%   February 12, 2010    April 30, 2015
   Class R Shares                          Contractual      0.50%    November 4, 2009    April 30, 2015
   Class R5 Shares                         Contractual      0.00%    November 4, 2009    April 30, 2015
   Class R6 Shares                         Contractual      0.00%   September 24, 2012   April 30, 2015
   Class RX Shares                         Contractual      0.50%   February 12, 2010    April 30, 2015
   Class Y Shares                          Contractual      0.00%    November 4, 2009    April 30, 2015

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013

                                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                       ------------  ---------- ------------------- ---------------
Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                          Contractual      0.25%    November 4, 2009   April 30, 2015
   Class AX Shares                         Contractual      0.25%   February 12, 2010   April 30, 2015
   Class B Shares                          Contractual      1.00%    November 4, 2009   April 30, 2015
   Class C Shares                          Contractual      1.00%    November 4, 2009   April 30, 2015
   Class CX Shares                         Contractual      1.00%   February 12, 2010   April 30, 2015
   Class R Shares                          Contractual      0.50%    November 4, 2009   April 30, 2015
   Class R5 Shares                         Contractual      0.00%    November 4, 2009   April 30, 2015
   Class R6 Shares                         Contractual      0.00%   September 24, 2012  April 30, 2015
   Class RX Shares                         Contractual      0.50%   February 12, 2010   April 30, 2015
   Class Y Shares                          Contractual      0.00%    November 4, 2009   April 30, 2015
Invesco Conservative Allocation Fund
   Class A Shares                          Contractual      1.50%      July 1, 2012     June 30, 2014
   Class B Shares                          Contractual      2.25%      July 1, 2012     June 30, 2014
   Class C Shares                          Contractual      2.25%      July 1, 2012     June 30, 2014
   Class R Shares                          Contractual      1.75%      July 1, 2012     June 30, 2014
   Class R5 Shares                         Contractual      1.25%      July 1, 2012     June 30, 2014
   Class S Shares                          Contractual      1.40%      July 1, 2012     June 30, 2014
   Class Y Shares                          Contractual      1.25%      July 1, 2012     June 30, 2014
Invesco Convertible Securities Fund
   Class A Shares                          Contractual      1.50%      July 1, 2012     June 30, 2014
   Class B Shares                          Contractual      2.25%      July 1, 2012     June 30, 2014
   Class C Shares                          Contractual      2.25%      July 1, 2012     June 30, 2014
   Class R5 Shares                         Contractual      1.25%      July 1, 2012     June 30, 2014
   Class R6 Shares                         Contractual      1.25%   September 24, 2012  June 30, 2014
   Class Y Shares                          Contractual      1.25%      July 1, 2012     June 30, 2014
Invesco Global Low Volatility Equity
  Yield Fund
   Class A Shares                          Contractual      2.25%      July 1, 2009     June 30, 2014
   Class B Shares                          Contractual      3.00%      July 1, 2009     June 30, 2014
   Class C Shares                          Contractual      3.00%      July 1, 2009     June 30, 2014
   Class R Shares                          Contractual      2.50%      July 1, 2009     June 30, 2014
   Class R5 Shares                         Contractual      2.00%      July 1, 2009     June 30, 2014
   Class Y Shares                          Contractual      2.00%      July 1, 2009     June 30, 2014
Invesco Growth Allocation Fund
   Class A Shares                          Contractual      2.00%      July 1, 2012     June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2012     June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2012     June 30, 2014
   Class R Shares                          Contractual      2.25%      July 1, 2012     June 30, 2014
   Class R5 Shares                         Contractual      1.75%      July 1, 2012     June 30, 2014
   Class S Shares                          Contractual      1.90%      July 1, 2012     June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2012     June 30, 2014
Invesco Income Allocation Fund
   Class A Shares                          Contractual      0.25%      May 1, 2012      April 30, 2015
   Class B Shares                          Contractual      1.00%      May 1, 2012      April 30, 2015
   Class C Shares                          Contractual      1.00%      May 1, 2012      April 30, 2015
   Class R Shares                          Contractual      0.50%      May 1, 2012      April 30, 2015
   Class R5 Shares                         Contractual      0.00%      May 1, 2012      April 30, 2015
   Class Y Shares                          Contractual      0.00%      May 1, 2012      April 30, 2015
Invesco International Allocation Fund
   Class A Shares                          Contractual      2.25%      May 1, 2012      June 30, 2014
   Class B Shares                          Contractual      3.00%      May 1, 2012      June 30, 2014
   Class C Shares                          Contractual      3.00%      May 1, 2012      June 30, 2014
   Class R Shares                          Contractual      2.50%      May 1, 2012      June 30, 2014
   Class R5 Shares                         Contractual      2.00%      May 1, 2012      June 30, 2014
   Class Y Shares                          Contractual      2.00%      May 1, 2012      June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013

                                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                       ------------  ---------- ------------------- --------------
Invesco Mid Cap Core Equity Fund
   Class A Shares                          Contractual      2.00%      July 1, 2009     June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2009     June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2009     June 30, 2014
   Class R Shares                          Contractual      2.25%      July 1, 2009     June 30, 2014
   Class R5 Shares                         Contractual      1.75%      July 1, 2009     June 30, 2014
   Class R6 Shares                         Contractual      1.75%   September 24, 2012  June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2009     June 30, 2014
Invesco Moderate Allocation Fund
   Class A Shares                          Contractual      1.50%      July 1, 2012     June 30, 2014
   Class B Shares                          Contractual      2.25%      July 1, 2012     June 30, 2014
   Class C Shares                          Contractual      2.25%      July 1, 2012     June 30, 2014
   Class R Shares                          Contractual      1.75%      July 1, 2012     June 30, 2014
   Class R5 Shares                         Contractual      1.25%      July 1, 2012     June 30, 2014
   Class S Shares                          Contractual      1.40%      July 1, 2012     June 30, 2014
   Class Y Shares                          Contractual      1.25%      July 1, 2012     June 30, 2014
Invesco Small Cap Growth Fund
   Class A Shares                          Contractual      2.00%      July 1, 2009     June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2009     June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2009     June 30, 2014
   Class R Shares                          Contractual      2.25%      July 1, 2009     June 30, 2014
   Class R5 Shares                         Contractual      1.75%      July 1, 2009     June 30, 2014
   Class R6 Shares                         Contractual      1.75%   September 24, 2012  June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2009     June 30, 2014
   Investor Class Shares                   Contractual      2.00%      July 1, 2009     June 30, 2014
Invesco U.S. Mortgage Fund
   Class A Shares                          Contractual      1.50%      July 1, 2012     June 30, 2014
   Class B Shares                          Contractual      2.25%      July 1, 2012     June 30, 2014
   Class C Shares                          Contractual      2.25%      July 1, 2012     June 30, 2014
   Class R5 Shares                         Contractual      1.25%      July 1, 2012     June 30, 2014
   Class Y Shares                          Contractual      1.25%      July 1, 2012     June 30, 2014

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY    LIMITATION  CURRENT LIMIT         DATE
----                                       ------------  ---------- -----------------  --------------
Invesco Asia Pacific Growth Fund
   Class A Shares                          Contractual      2.25%    July 1, 2009      June 30, 2014
   Class B Shares                          Contractual      3.00%    July 1, 2009      June 30, 2014
   Class C Shares                          Contractual      3.00%    July 1, 2009      June 30, 2014
   Class Y Shares                          Contractual      2.00%    July 1, 2009      June 30, 2014
Invesco European Growth Fund
   Class A Shares                          Contractual      2.25%    July 1, 2009      June 30, 2014
   Class B Shares                          Contractual      3.00%    July 1, 2009      June 30, 2014
   Class C Shares                          Contractual      3.00%    July 1, 2009      June 30, 2014
   Class R Shares                          Contractual      2.50%    July 1, 2009      June 30, 2014
   Class Y Shares                          Contractual      2.00%    July 1, 2009      June 30, 2014
   Investor Class Shares                   Contractual      2.25%    July 1, 2009      June 30, 2014
Invesco Global Growth Fund
   Class A Shares                          Contractual      2.25%   January 1, 2013    June 30, 2014
   Class B Shares                          Contractual      3.00%   January 1, 2013    June 30, 2014
   Class C Shares                          Contractual      3.00%   January 1, 2013    June 30, 2014
   Class R5 Shares                         Contractual      2.00%   January 1, 2013    June 30, 2014
   Class R6 Shares                         Contractual      2.00%   January 1, 2013    June 30, 2014
   Class Y Shares                          Contractual      2.00%   January 1, 2013    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013

                                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF      EXPIRATION
FUND                                        VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                       ------------  ---------- ------------------- ------------------
Invesco Global Opportunities Fund
   Class A Shares                          Contractual      1.36%     August 1, 2012    February 28, 2015
   Class C Shares                          Contractual      2.11%     August 1, 2012    February 28, 2015
   Class R Shares                          Contractual      1.61%     August 1, 2012    February 28, 2015
   Class R5 Shares                         Contractual      1.11%     August 1, 2012    February 28, 2015
   Class R6 Shares                         Contractual      1.11%   September 24, 2012  February 28, 2015
   Class Y Shares                          Contractual      1.11%     August 1, 2012    February 28, 2015
Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                          Contractual      2.25%      July 1, 2009       June 30, 2014
   Class B Shares                          Contractual      3.00%      July 1, 2009       June 30, 2014
   Class C Shares                          Contractual      3.00%      July 1, 2009       June 30, 2014
   Class R5 Shares                         Contractual      2.00%      July 1, 2009       June 30, 2014
   Class Y Shares                          Contractual      2.00%      July 1, 2009       June 30, 2014
Invesco International Core Equity Fund
   Class A Shares                          Contractual      2.25%      July 1, 2009       June 30, 2014
   Class B Shares                          Contractual      3.00%      July 1, 2009       June 30, 2014
   Class C Shares                          Contractual      3.00%      July 1, 2009       June 30, 2014
   Class R Shares                          Contractual      2.50%      July 1, 2009       June 30, 2014
   Class R5 Shares                         Contractual      2.00%      July 1, 2009       June 30, 2014
   Class R6 Shares                         Contractual      2.00%   September 24, 2012    June 30, 2014
   Class Y Shares                          Contractual      2.00%      July 1, 2009       June 30, 2014
   Investor Class Shares                   Contractual      2.25%      July 1, 2009       June 30, 2014
Invesco International Growth Fund
   Class A Shares                          Contractual      2.25%      July 1, 2013       June 30, 2014
   Class B Shares                          Contractual      3.00%      July 1, 2013       June 30, 2014
   Class C Shares                          Contractual      3.00%      July 1, 2013       June 30, 2014
   Class R Shares                          Contractual      2.50%      July 1, 2013       June 30, 2014
   Class R5 Shares                         Contractual      2.00%      July 1, 2013       June 30, 2014
   Class R6 Shares                         Contractual      2.00%      July 1, 2013       June 30, 2014
   Class Y Shares                          Contractual      2.00%      July 1, 2013       June 30, 2014
Invesco Select Opportunities Fund
   Class A Shares                          Contractual      1.51%     August 1, 2012    February 28, 2015
   Class C Shares                          Contractual      2.26%     August 1, 2012    February 28, 2015
   Class R Shares                          Contractual      1.76%     August 1, 2012    February 28, 2015
   Class R5 Shares                         Contractual      1.26%     August 1, 2012    February 28, 2015
   Class R6 Shares                         Contractual      1.26%   September 24, 2012  February 28, 2015
   Class Y Shares                          Contractual      1.26%     August 1, 2012    February 28, 2015

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF      EXPIRATION
FUND                                        VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                       ------------  ---------- ------------------- ------------------
Invesco All Cap Market Neutral Fund
   Class A Shares                          Contractual      1.62%   December 17, 2013   December 31, 2015
   Class C Shares                          Contractual      2.37%   December 17, 2013   December 31, 2015
   Class R Shares                          Contractual      1.87%   December 17, 2013   December 31, 2015
   Class R5 Shares                         Contractual      1.37%   December 17, 2013   December 31, 2015
   Class R6 Shares                         Contractual      1.37%   December 17, 2013   December 31, 2015
   Class Y Shares                          Contractual      1.37%   December 17, 2013   December 31, 2015
Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                          Contractual      2.00%      July 1, 2012       June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2012       June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2012       June 30, 2014
   Class R Shares                          Contractual      2.25%      July 1, 2012       June 30, 2014
   Class R5 Shares                         Contractual      1.75%      July 1, 2012       June 30, 2014
   Class R6 Shares                         Contractual      1.75%   September 24, 2012    June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2012       June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013

                                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF      EXPIRATION
FUND                                        VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                       ------------  ---------- ------------------- ------------------
Invesco Balanced-Risk Commodity Strategy
  Fund/4/
   Class A Shares                          Contractual      1.22%   November 29, 2010     June 30, 2014
   Class B Shares                          Contractual      1.97%   November 29, 2010     June 30, 2014
   Class C Shares                          Contractual      1.97%   November 29, 2010     June 30, 2014
   Class R Shares                          Contractual      1.47%   November 29, 2010     June 30, 2014
   Class R5 Shares                         Contractual      0.97%   November 29, 2010     June 30, 2014
   Class R6 Shares                         Contractual      0.97%   September 24, 2012    June 30, 2014
   Class Y Shares                          Contractual      0.97%   November 29, 2010     June 30, 2014
Invesco China Fund
   Class A Shares                          Contractual      2.25%      July 1, 2009       June 30, 2014
   Class B Shares                          Contractual      3.00%      July 1, 2009       June 30, 2014
   Class C Shares                          Contractual      3.00%      July 1, 2009       June 30, 2014
   Class R5 Shares                         Contractual      2.00%      July 1, 2009       June 30, 2014
   Class Y Shares                          Contractual      2.00%      July 1, 2009       June 30, 2014
Invesco Developing Markets Fund
   Class A Shares                          Contractual      2.25%      July 1, 2012       June 30, 2014
   Class B Shares                          Contractual      3.00%      July 1, 2012       June 30, 2014
   Class C Shares                          Contractual      3.00%      July 1, 2012       June 30, 2014
   Class R5 Shares                         Contractual      2.00%      July 1, 2012       June 30, 2014
   Class R6 Shares                         Contractual      2.00%   September 24, 2012    June 30, 2014
   Class Y Shares                          Contractual      2.00%      July 1, 2012       June 30, 2014
Invesco Emerging Markets Equity Fund
   Class A Shares                          Contractual      1.85%      May 11, 2011     February 28, 2015
   Class C Shares                          Contractual      2.60%      May 11, 2011     February 28, 2015
   Class R Shares                          Contractual      2.10%      May 11, 2011     February 28, 2015
   Class R5 Shares                         Contractual      1.60%      May 11, 2011     February 28, 2015
   Class R6 Shares                         Contractual      1.60%   September 24, 2012  February 28, 2015
   Class Y Shares                          Contractual      1.60%      May 11, 2011     February 28, 2015
Invesco Emerging Market Local Currency
  Debt Fund
   Class A Shares                          Contractual      1.24%     June 14, 2010     February 28, 2015
   Class B Shares                          Contractual      1.99%     June 14, 2010     February 28, 2015
   Class C Shares                          Contractual      1.99%     June 14, 2010     February 28, 2015
   Class R Shares                          Contractual      1.49%     June 14, 2010     February 28, 2015
   Class Y Shares                          Contractual      0.99%     June 14, 2010     February 28, 2015
   Class R5 Shares                         Contractual      0.99%     June 14, 2010     February 28, 2015
   Class R6 Shares                         Contractual      0.99%   September 24, 2012  February 28, 2015
Invesco Endeavor Fund
   Class A Shares                          Contractual      2.00%      July 1, 2009       June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2009       June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2009       June 30, 2014
   Class R Shares                          Contractual      2.25%      July 1, 2009       June 30, 2014
   Class R5 Shares                         Contractual      1.75%      July 1, 2009       June 30, 2014
   Class R6 Shares                         Contractual      1.75%   September 24, 2012    June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2009       June 30, 2014
Invesco Global Health Care Fund
   Class A Shares                          Contractual      2.00%      July 1, 2012       June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2012       June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2012       June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2012       June 30, 2014
   Investor Class Shares                   Contractual      2.00%      July 1, 2012       June 30, 2014
Invesco Global Markets Strategy Fund/5/
   Class A Shares                          Contractual      2.25%    August 28, 2013    December 16, 2013
   Class C Shares                          Contractual      3.00%    August 28, 2013    December 16, 2013
   Class R Shares                          Contractual      2.50%    August 28, 2013    December 16, 2013
   Class R5 Shares                         Contractual      2.00%    August 28, 2013    December 16, 2013
   Class R6 Shares                         Contractual      2.00%    August 28, 2013    December 16, 2013
   Class Y Shares                          Contractual      2.00%    August 28, 2013    December 16, 2013

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013

                                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF      EXPIRATION
FUND                                        VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                       ------------  ---------- ------------------- ------------------
Invesco Global Markets Strategy Fund/5/
   Class A Shares                          Contractual      1.80%   December 17, 2013   February 28, 2015
   Class C Shares                          Contractual      2.55%   December 17, 2013   February 28, 2015
   Class R Shares                          Contractual      2.05%   December 17, 2013   February 28, 2015
   Class R5 Shares                         Contractual      1.55%   December 17, 2013   February 28, 2015
   Class R6 Shares                         Contractual      1.55%   December 17, 2013   February 28, 2015
   Class Y Shares                          Contractual      1.55%   December 17, 2013   February 28, 2015
Invesco Global Market Neutral Fund
   Class A Shares                          Contractual      1.62%   December 17, 2013   December 31, 2015
   Class C Shares                          Contractual      2.37%   December 17, 2013   December 31, 2015
   Class R Shares                          Contractual      1.87%   December 17, 2013   December 31, 2015
   Class R5 Shares                         Contractual      1.37%   December 17, 2013   December 31, 2015
   Class R6 Shares                         Contractual      1.37%   December 17, 2013   December 31, 2015
   Class Y Shares                          Contractual      1.37%   December 17, 2013   December 31, 2015
Invesco Global Targeted Returns Fund
   Class A Shares                          Contractual      1.71%   December 17, 2013   December 31, 2015
   Class C Shares                          Contractual      2.46%   December 17, 2013   December 31, 2015
   Class R Shares                          Contractual      1.96%   December 17, 2013   December 31, 2015
   Class R5 Shares                         Contractual      1.46%   December 17, 2013   December 31, 2015
   Class R6 Shares                         Contractual      1.46%   December 17, 2013   December 31, 2015
   Class Y Shares                          Contractual      1.46%   December 17, 2013   December 31, 2015
Invesco International Total Return Fund
   Class A Shares                          Contractual      1.10%     March 31, 2006    February 28, 2015
   Class B Shares                          Contractual      1.85%     March 31, 2006    February 28, 2015
   Class C Shares                          Contractual      1.85%     March 31, 2006    February 28, 2015
   Class R5 Shares                         Contractual      0.85%    October 3, 2008    February 28, 2015
   Class R6 Shares                         Contractual      0.85%   September 24, 2012  February 28, 2015
   Class Y Shares                          Contractual      0.85%     March 31, 2006    February 28, 2015
Invesco Long/Short Equity Fund
   Class A Shares                          Contractual      1.87%   December 17, 2013   December 31, 2015
   Class C Shares                          Contractual      2.62%   December 17, 2013   December 31, 2015
   Class R Shares                          Contractual      2.12%   December 17, 2013   December 31, 2015
   Class R5 Shares                         Contractual      1.62%   December 17, 2013   December 31, 2015
   Class R6 Shares                         Contractual      1.62%   December 17, 2013   December 31, 2015
   Class Y Shares                          Contractual      1.62%   December 17, 2013   December 31, 2015
Invesco Low Volatility Emerging Markets
  Fund
   Class A Shares                          Contractual      1.72%   December 17, 2013   December 31, 2015
   Class C Shares                          Contractual      2.47%   December 17, 2013   December 31, 2015
   Class R Shares                          Contractual      1.97%   December 17, 2013   December 31, 2015
   Class R5 Shares                         Contractual      1.47%   December 17, 2013   December 31, 2015
   Class R6 Shares                         Contractual      1.47%   December 17, 2013   December 31, 2015
   Class Y Shares                          Contractual      1.47%   December 17, 2013   December 31, 2015
Invesco Macro international Equity Fund
   Class A Shares                          Contractual      1.43%   December 17, 2013   December 31, 2015
   Class C Shares                          Contractual      2.18%   December 17, 2013   December 31, 2015
   Class R Shares                          Contractual      1.68%   December 17, 2013   December 31, 2015
   Class R5 Shares                         Contractual      1.18%   December 17, 2013   December 31, 2015
   Class R6 Shares                         Contractual      1.18%   December 17, 2013   December 31, 2015
   Class Y Shares                          Contractual      1.18%   December 17, 2013   December 31, 2015

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013

                                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF      EXPIRATION
FUND                                        VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                       ------------  ---------- ------------------- ------------------
Invesco Macro Long/Short Fund
   Class A Shares                          Contractual      1.87%   December 17, 2013   December 31, 2015
   Class C Shares                          Contractual      2.62%   December 17, 2013   December 31, 2015
   Class R Shares                          Contractual      2.12%   December 17, 2013   December 31, 2015
   Class R5 Shares                         Contractual      1.62%   December 17, 2013   December 31, 2015
   Class R6 Shares                         Contractual      1.62%   December 17, 2013   December 31, 2015
   Class Y Shares                          Contractual      1.62%   December 17, 2013   December 31, 2015
Invesco Pacific Growth Fund
   Class A Shares                          Contractual      2.25%      July 1, 2012       June 30, 2014
   Class B Shares                          Contractual      3.00%      July 1, 2012       June 30, 2014
   Class C Shares                          Contractual      3.00%      July 1, 2012       June 30, 2014
   Class R Shares                          Contractual      2.50%      July 1, 2012       June 30, 2014
   Class R5 Shares                         Contractual      2.00%      July 1, 2012       June 30, 2014
   Class Y Shares                          Contractual      2.00%      July 1, 2012       June 30, 2014
Invesco Premium Income Fund
   Class A Shares                          Contractual      0.89%   December 13, 2011   February 28, 2015
   Class C Shares                          Contractual      1.64%   December 13, 2011   February 28, 2015
   Class R Shares                          Contractual      1.14%   December 13, 2011   February 28, 2015
   Class R5 Shares                         Contractual      0.64%   December 13, 2011   February 28, 2015
   Class R6 Shares                         Contractual      0.64%   September 24, 2012  February 28, 2015
   Class Y Shares                          Contractual      0.64%   December 13, 2011   February 28, 2015
Invesco Select Companies Fund
   Class A Shares                          Contractual      2.00%      July 1, 2009       June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2009       June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2009       June 30, 2014
   Class R Shares                          Contractual      2.25%      July 1, 2009       June 30, 2014
   Class R5 Shares                         Contractual      1.75%      July 1, 2009       June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2009       June 30, 2014

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                                       ------------  ---------- ------------------- --------------
Invesco Corporate Bond Fund
   Class A Shares                          Contractual      1.50%      July 1, 2012     June 30, 2014
   Class B Shares                          Contractual      2.25%      July 1, 2012     June 30, 2014
   Class C Shares                          Contractual      2.25%      July 1, 2012     June 30, 2014
   Class R Shares                          Contractual      1.75%      July 1, 2012     June 30, 2014
   Class R5 Shares                         Contractual      1.25%      July 1, 2012     June 30, 2014
   Class R6 Shares                         Contractual      1.25%   September 24, 2012  June 30, 2014
   Class Y Shares                          Contractual      1.25%      July 1, 2012     June 30, 2014
Invesco Dynamics Fund
   Class A Shares                          Contractual      2.00%      July 1, 2009     June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2009     June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2009     June 30, 2014
   Class R Shares                          Contractual      2.25%      July 1, 2009     June 30, 2014
   Class R5 Shares                         Contractual      1.75%      July 1, 2009     June 30, 2014
   Class R6 Shares                         Contractual      1.75%   September 24, 2012  June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2009     June 30, 2014
   Investor Class Shares                   Contractual      2.00%      July 1, 2009     June 30, 2014
Invesco Global Real Estate Fund
   Class A Shares                          Contractual      2.00%      July 1, 2009     June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2009     June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2009     June 30, 2014
   Class R Shares                          Contractual      2.25%      July 1, 2009     June 30, 2014
   Class R5 Shares                         Contractual      1.75%      July 1, 2009     June 30, 2014
   Class R6 Shares                         Contractual      1.75%   September 24, 2012  June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2009     June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY    LIMITATION    CURRENT LIMIT         DATE
----                                       ------------  ----------  ------------------- --------------
Invesco High Yield Fund
   Class A Shares                          Contractual      1.50%       July 1, 2013     June 30, 2014
   Class B Shares                          Contractual      2.25%       July 1, 2013     June 30, 2014
   Class C Shares                          Contractual      2.25%       July 1, 2013     June 30, 2014
   Class R5 Shares                         Contractual      1.25%       July 1, 2013     June 30, 2014
   Class R6 Shares                         Contractual      1.25%       July 1, 2013     June 30, 2014
   Class Y Shares                          Contractual      1.25%       July 1, 2013     June 30, 2014
   Investor Class Shares                   Contractual      1.50%       July 1, 2013     June 30, 2014
Invesco Limited Maturity Treasury Fund
   Class A Shares                          Contractual      1.50%       July 1, 2012     June 30, 2014
   Class A2 Shares                         Contractual      1.40%       July 1, 2012     June 30, 2014
   Class R5 Shares                         Contractual      1.25%       July 1, 2012     June 30, 2014
   Class Y Shares                          Contractual      1.25%       July 1, 2012     June 30, 2014
Invesco Municipal Bond Fund
   Class A Shares                          Contractual      1.50%       July 1, 2012     June 30, 2014
   Class B Shares                          Contractual      2.25%       July 1, 2012     June 30, 2014
   Class C Shares                          Contractual      2.25%       July 1, 2012     June 30, 2014
   Class Y Shares                          Contractual      1.25%       July 1, 2012     June 30, 2014
   Investor Class Shares                   Contractual      1.50%       July 1, 2012     June 30, 2014
Invesco Real Estate Fund
   Class A Shares                          Contractual      2.00%       July 1, 2012     June 30, 2014
   Class B Shares                          Contractual      2.75%       July 1, 2012     June 30, 2014
   Class C Shares                          Contractual      2.75%       July 1, 2012     June 30, 2014
   Class R Shares                          Contractual      2.25%       July 1, 2012     June 30, 2014
   Class R5 Shares                         Contractual      1.75%       July 1, 2012     June 30, 2014
   Class R6 Shares                         Contractual      1.75%    September 24, 2012  June 30, 2014
   Class Y Shares                          Contractual      1.75%       July 1, 2012     June 30, 2014
   Investor Class Shares                   Contractual      2.00%       July 1, 2012     June 30, 2014
Invesco Short Term Bond Fund
   Class A Shares                          Contractual      1.40%       July 1, 2013     June 30, 2014
   Class C Shares                          Contractual      1.75%/2/    July 1, 2013     June 30, 2014
   Class R Shares                          Contractual      1.75%       July 1, 2013     June 30, 2014
   Class R5 Shares                         Contractual      1.25%       July 1, 2013     June 30, 2014
   Class R6 Shares                         Contractual      1.25%       July 1, 2013     June 30, 2014
   Class Y Shares                          Contractual      1.25%       July 1, 2013     June 30, 2014
Invesco U.S. Government Fund
   Class A Shares                          Contractual      1.50%       July 1, 2012     June 30, 2014
   Class B Shares                          Contractual      2.25%       July 1, 2012     June 30, 2014
   Class C Shares                          Contractual      2.25%       July 1, 2012     June 30, 2014
   Class R Shares                          Contractual      1.75%       July 1, 2012     June 30, 2014
   Class R5 Shares                         Contractual      1.25%       July 1, 2012     June 30, 2014
   Class Y Shares                          Contractual      1.25%       July 1, 2012     June 30, 2014
   Investor Class Shares                   Contractual      1.50%       July 1, 2012     June 30, 2014

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY    LIMITATION  CURRENT LIMIT         DATE
----                                       ------------  ---------- -----------------  --------------
Invesco American Value Fund
   Class A Shares                          Contractual      2.00%     July 1, 2013     June 30, 2014
   Class B Shares                          Contractual      2.75%     July 1, 2013     June 30, 2014
   Class C Shares                          Contractual      2.75%     July 1, 2013     June 30, 2014
   Class R Shares                          Contractual      2.25%     July 1, 2013     June 30, 2014
   Class R5 Shares                         Contractual      1.75%     July 1, 2013     June 30, 2014
   Class R6 Shares                         Contractual      1.75%     July 1, 2013     June 30, 2014
   Class Y Shares                          Contractual      1.75%     July 1, 2013     June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013

                                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY    LIMITATION   CURRENT LIMIT          DATE
----                                       ------------  ---------- ------------------- ----------------
Invesco Comstock Fund
   Class A Shares                          Contractual      2.00%      July 1, 2012      June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2012      June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2012      June 30, 2014
   Class R Shares                          Contractual      2.25%      July 1, 2012      June 30, 2014
   Class R5 Shares                         Contractual      1.75%      July 1, 2012      June 30, 2014
   Class R6 Shares                         Contractual      1.75%   September 24, 2012   June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2012      June 30, 2014
Invesco Energy Fund
   Class A Shares                          Contractual      2.00%      July 1, 2009      June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2009      June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2009      June 30, 2014
   Class R5 Shares                         Contractual      1.75%      July 1, 2009      June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2009      June 30, 2014
   Investor Class Shares                   Contractual      2.00%      July 1, 2009      June 30, 2014
Invesco Dividend Income Fund
   Class A Shares                          Contractual      1.10%    February 6, 2013   August 31, 2014
   Class B Shares                          Contractual      1.85%    February 6, 2013   August 31, 2014
   Class C Shares                          Contractual      1.85%    February 6, 2013   August 31, 2014
   Class R5 Shares                         Contractual      0.85%    February 6, 2013   August 31, 2014
   Class R6 Shares                         Contractual      0.85%    February 6, 2013   August 31, 2014
   Class Y Shares                          Contractual      0.85%    February 6, 2013   August 31, 2014
   Investor Class Shares                   Contractual      1.10%    February 6, 2013   August 31, 2014
Invesco Gold & Precious Metals Fund
   Class A Shares                          Contractual      2.00%      July 1, 2009      June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2009      June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2009      June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2009      June 30, 2014
   Investor Class Shares                   Contractual      2.00%      July 1, 2009      June 30, 2014
Invesco Mid Cap Growth Fund
   Class A Shares                          Contractual      1.15%     July 15, 2013      July 31, 2015
   Class B Shares                          Contractual      1.90%     July 15, 2013      July 31, 2015
   Class C Shares                          Contractual      1.90%     July 15, 2013      July 31, 2015
   Class R Shares                          Contractual      1.40%     July 15, 2013      July 31, 2015
   Class R5 Shares                         Contractual      0.90%     July 15, 2013      July 31, 2015
   Class R6 Shares                         Contractual      0.90%     July 15, 2013      July 31, 2015
   Class Y Shares                          Contractual      0.90%     July 15, 2013      July 31, 2015
Invesco Small Cap Value Fund
   Class A Shares                          Contractual      2.00%      July 1, 2012      June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2012      June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2012      June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2012      June 30, 2014
Invesco Technology Fund
   Class A Shares                          Contractual      2.00%      July 1, 2012      June 30, 2014
   Class B Shares                          Contractual      2.75%      July 1, 2012      June 30, 2014
   Class C Shares                          Contractual      2.75%      July 1, 2012      June 30, 2014
   Class R5 Shares                         Contractual      1.75%      July 1, 2012      June 30, 2014
   Class Y Shares                          Contractual      1.75%      July 1, 2012      June 30, 2014
   Investor Class Shares                   Contractual      2.00%      July 1, 2012      June 30, 2014
Invesco Technology Sector Fund
   Class A Shares                          Contractual      2.00%   February 12, 2010    June 30, 2014
   Class B Shares                          Contractual      2.75%   February 12, 2010    June 30, 2014
   Class C Shares                          Contractual      2.75%   February 12, 2010    June 30, 2014
   Class Y Shares                          Contractual      1.75%   February 12, 2010    June 30, 2014

See page 15 for footnotes to Exhibit A.

                                                        as of December 17, 2013

                                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY    LIMITATION  CURRENT LIMIT         DATE
----                                       ------------  ---------- -----------------  --------------
Invesco Value Opportunities Fund
   Class A Shares                          Contractual      2.00%     July 1, 2012     June 30, 2014
   Class B Shares                          Contractual      2.75%     July 1, 2012     June 30, 2014
   Class C Shares                          Contractual      2.75%     July 1, 2012     June 30, 2014
   Class R Shares                          Contractual      2.25%     July 1, 2012     June 30, 2014
   Class R5 Shares                         Contractual      1.75%     July 1, 2012     June 30, 2014
   Class Y Shares                          Contractual      1.75%     July 1, 2012     June 30, 2014

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY    LIMITATION  CURRENT LIMIT         DATE
----                                       ------------  ---------- -----------------  --------------
Invesco High Yield Municipal Fund
   Class A Shares                          Contractual      1.50%    July 1, 2012      June 30, 2014
   Class B Shares                          Contractual      2.25%    July 1, 2012      June 30, 2014
   Class C Shares                          Contractual      2.25%    July 1, 2012      June 30, 2014
   Class R5 Shares                         Contractual      1.25%    July 1, 2012      June 30, 2014
   Class Y Shares                          Contractual      1.25%    July 1, 2012      June 30, 2014
Invesco Intermediate Term Municipal
  Income Fund
   Class A Shares                          Contractual      0.80%    July 1, 2013      June 30, 2014
   Class B Shares                          Contractual      1.55%    July 1, 2013      June 30, 2014
   Class C Shares                          Contractual      1.55%    July 1, 2013      June 30, 2014
   Class Y Shares                          Contractual      0.55%    July 1, 2013      June 30, 2014
Invesco Municipal Income Fund
   Class A Shares                          Contractual      1.50%    July 1, 2013      June 30, 2014
   Class B Shares                          Contractual      2.25%    July 1, 2013      June 30, 2014
   Class C Shares                          Contractual      2.25%    July 1, 2013      June 30, 2014
   Class Y Shares                          Contractual      1.25%    July 1, 2013      June 30, 2014
   Investor Class                          Contractual      1.50%    July 15, 2013     June 30, 2014
Invesco New York Tax Free Income Fund
   Class A Shares                          Contractual      1.50%    July 1, 2012      June 30, 2014
   Class B Shares                          Contractual      2.25%    July 1, 2012      June 30, 2014
   Class C Shares                          Contractual      2.25%    July 1, 2012      June 30, 2014
   Class Y Shares                          Contractual      1.25%    July 1, 2012      June 30, 2014
Invesco Tax-Free Intermediate Fund
   Class A Shares                          Contractual      1.50%    July 1, 2012      June 30, 2014
   Class A2 Shares                         Contractual      1.25%    July 1, 2012      June 30, 2014
   Class C Shares                          Contractual      2.25%    June 30, 2013     June 30, 2014
   Class R5 Shares                         Contractual      1.25%    July 1, 2012      June 30, 2014
   Class Y Shares                          Contractual      1.25%    July 1, 2012      June 30, 2014

                           INVESCO SECURITIES TRUST

                                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY    LIMITATION  CURRENT LIMIT           DATE
----                                       ------------  ---------- -----------------  ------------------
Invesco Balanced-Risk Aggressive
  Allocation Fund                          Contractual      1.15%   January 16, 2013   February 28, 2015

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from
    Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from
    Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.

                                                        as of December 17, 2013


              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                           CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY    LIMITATION   CURRENT LIMIT           DATE
----                                       ------------  ----------  -----------------  ------------------
Government & Agency Portfolio
   Cash Management Class                   Contractual      0.22%/2/   July 1, 2009     December 31, 2014
   Corporate Class                         Contractual      0.17%      July 1, 2009     December 31, 2014
   Institutional Class                     Contractual      0.14%      July 1, 2009     December 31, 2014
   Personal Investment Class               Contractual      0.69%/2/   July 1, 2009     December 31, 2014
   Private Investment Class                Contractual      0.44%/2/   July 1, 2009     December 31, 2014
   Reserve Class                           Contractual      1.01%/2/   July 1, 2009     December 31, 2014
   Resource Class                          Contractual      0.30%/2/   July 1, 2009     December 31, 2014
Government TaxAdvantage Portfolio
   Cash Management Class                   Contractual      0.22%/2/   July 1, 2009     December 31, 2014
   Corporate Class                         Contractual      0.17%      July 1, 2009     December 31, 2014
   Institutional Class                     Contractual      0.14%      July 1, 2009     December 31, 2014
   Personal Investment Class               Contractual      0.69%/2/   July 1, 2009     December 31, 2014
   Private Investment Class                Contractual      0.39%/2/   July 1, 2009     December 31, 2014
   Reserve Class                           Contractual      1.01%/2/   July 1, 2009     December 31, 2014
   Resource Class                          Contractual      0.30%/2/   July 1, 2009     December 31, 2014
Liquid Assets Portfolio
   Cash Management Class                   Contractual      0.22%/2/   July 1, 2009     December 31, 2014
   Corporate Class                         Contractual      0.17%      July 1, 2009     December 31, 2014
   Institutional Class                     Contractual      0.14%      July 1, 2009     December 31, 2014
   Personal Investment Class               Contractual      0.69%/2/   July 1, 2009     December 31, 2014
   Private Investment Class                Contractual      0.44%/2/   July 1, 2009     December 31, 2014
   Reserve Class                           Contractual      1.01%/2/   July 1, 2009     December 31, 2014
   Resource Class                          Contractual      0.34%      July 1, 2009     December 31, 2014
STIC Prime Portfolio
   Cash Management Class                   Contractual      0.22%/2/   July 1, 2009     December 31, 2014
   Corporate Class                         Contractual      0.17%      July 1, 2009     December 31, 2014
   Institutional Class                     Contractual      0.14%      July 1, 2009     December 31, 2014
   Personal Investment Class               Contractual      0.69%/2/   July 1, 2009     December 31, 2014
   Private Investment Class                Contractual      0.44%/2/   July 1, 2009     December 31, 2014
   Reserve Class                           Contractual      1.01%/2/   July 1, 2009     December 31, 2014
   Resource Class                          Contractual      0.30%/2/   July 1, 2009     December 31, 2014
Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class                   Contractual      0.33%/2/   July 1, 2009     December 31, 2014
   Corporate Class                         Contractual      0.28%      July 1, 2009     December 31, 2014
   Institutional Class                     Contractual      0.25%      July 1, 2009     December 31, 2014
   Personal Investment Class               Contractual      0.80%/2/   July 1, 2009     December 31, 2014
   Private Investment Class                Contractual      0.50%/2/   July 1, 2009     December 31, 2014
   Reserve Class                           Contractual      1.12%/2/   July 1, 2009     December 31, 2014
   Resource Class                          Contractual      0.41%/2/   July 1, 2009     December 31, 2014
Treasury Portfolio
   Cash Management Class                   Contractual      0.22%/2/   July 1, 2009     December 31, 2014
   Corporate Class                         Contractual      0.17%      July 1, 2009     December 31, 2014
   Institutional Class                     Contractual      0.14%      July 1, 2009     December 31, 2014
   Personal Investment Class               Contractual      0.69%/2/   July 1, 2009     December 31, 2014
   Private Investment Class                Contractual      0.44%/2/   July 1, 2009     December 31, 2014
   Reserve Class                           Contractual      1.01%/2/   July 1, 2009     December 31, 2014
   Resource Class                          Contractual      0.30%/2/   July 1, 2009     December 31, 2014

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                        as of December 17, 2013


                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                            VOLUNTARY    LIMITATION  CURRENT LIMIT         DATE
----                                           ------------  ---------- -----------------  ---------------
Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual      0.90%     July 1, 2012     June 30, 2014
   Series II Shares                            Contractual      1.15%     July 1, 2012     June 30, 2014
Invesco V.I. American Value Fund
   Series I Shares                             Contractual      2.00%     July 1, 2012     June 30, 2014
   Series II Shares                            Contractual      2.25%     July 1, 2012     June 30, 2014
Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual      0.78%     July 1, 2013     April 30, 2014
   Series II Shares                            Contractual      1.03%     July 1, 2013     April 30, 2014
Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual      0.76%     May 1, 2014      April 30, 2015
   Series II Shares                            Contractual      1.01%     May 1, 2014      April 30, 2015
Invesco V.I. Comstock Fund
   Series I Shares                             Contractual      0.78%     May 1, 2013      April 30, 2015
   Series II Shares                            Contractual      1.03%     May 1, 2013      April 30, 2015
Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual      2.00%     May 1, 2013      June 30, 2014
   Series II Shares                            Contractual      2.25%     May 1, 2013      June 30, 2014
Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual      2.00%     May 1, 2013      June 30, 2014
   Series II Shares                            Contractual      2.25%     May 1, 2013      June 30, 2014
Invesco V.I. Diversified Income Fund
   Series I Shares                             Contractual      0.75%     July 1, 2005     April 30, 2015
   Series II Shares                            Contractual      1.00%     July 1, 2005     April 30, 2015
Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual      2.00%     July 1, 2012     June 30, 2014
   Series II Shares                            Contractual      2.25%     July 1, 2012     June 30, 2014
Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual      1.50%     July 1, 2012     June 30, 2014
   Series II Shares                            Contractual      1.75%     July 1, 2012     June 30, 2014

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                        as of December 17, 2013

Invesco V.I. Global Core Equity Fund
   Series I Shares                       Contractual  2.25% July 1, 2012  June 30, 2014
   Series II Shares                      Contractual  2.50% July 1, 2012  June 30, 2014
Invesco V.I. Global Health Care Fund
   Series I Shares                       Contractual  2.00% May 1, 2013   June 30, 2014
   Series II Shares                      Contractual  2.25% May 1, 2013   June 30, 2014
Invesco V.I. Global Real Estate Fund
   Series I Shares                       Contractual  2.00% May 1, 2013   June 30, 2014
   Series II Shares                      Contractual  2.25% May 1, 2013   June 30, 2014
Invesco V.I. Government Securities Fund
   Series I Shares                       Contractual  1.50% May 1, 2013   June 30, 2014
   Series II Shares                      Contractual  1.75% May 1, 2013   June 30, 2014
Invesco V.I. Growth and Income Fund
   Series I Shares                       Contractual  0.78% May 1, 2013   April 30, 2015
   Series II Shares                      Contractual  1.03% May 1, 2013   April 30, 2015
Invesco V.I. High Yield Fund
   Series I Shares                       Contractual  0.80% May 2, 2011   April 30, 2014
   Series II Shares                      Contractual  1.05% May 2, 2011   April 30, 2014
Invesco V.I. International Growth Fund
   Series I Shares                       Contractual  2.25% July 1, 2012  June 30, 2014
   Series II Shares                      Contractual  2.50% July 1, 2012  June 30, 2014
Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                       Contractual  2.00% May 1, 2013   June 30, 2014
   Series II Shares                      Contractual  2.25% May 1, 2013   June 30, 2014
Invesco V.I. Mid Cap Growth Fund
   Series I Shares                       Contractual  1.09% July 1, 2012  June 30, 2014
   Series II Shares                      Contractual  1.34% July 1, 2012  June 30, 2014
Invesco V.I. Money Market Fund
   Series I Shares                       Contractual  1.50% May 1, 2013   June 30, 2014
   Series II Shares                      Contractual  1.75% May 1, 2013   June 30, 2014
Invesco V.I. S&P 500 Index Fund
   Series I Shares                       Contractual  2.00% July 1, 2012  June 30, 2014
   Series II Shares                      Contractual  2.25% July 1, 2012  June 30, 2014
Invesco V.I. Small Cap Equity Fund
   Series I Shares                       Contractual  2.00% May 1, 2013   June 30, 2014
   Series II Shares                      Contractual  2.25% May 1, 2013   June 30, 2014

                                                        as of December 17, 2013

Invesco V.I. Technology Fund
   Series I Shares                     Contractual  2.00%  May 1, 2013    June 30, 2014
   Series II Shares                    Contractual  2.25%  May 1, 2013    June 30, 2014
Invesco V.I. Utilities Fund
   Series I Shares                     Contractual  2.00%  May 1, 2012    June 30, 2014
   Series II Shares                    Contractual  2.25%  May 1, 2012    June 30, 2014
Invesco V.I. Managed Volatility Fund*
   Series I Shares                     Contractual  1.03% April 30, 2014  April 30, 2015
   Series II Shares                    Contractual  1.28% April 30, 2014  April 30, 2015
Invesco V.I. Value Opportunities Fund
   Series I Shares                     Contractual  2.00%  May 1, 2013    June 30, 2014
   Series II Shares                    Contractual  2.25%  May 1, 2013    June 30, 2014

* The Fund name and expense limit shown is contingent upon both Board of Trustee and shareholder approval of certain changes to the Fund.

                                                        as of December 17, 2013


                        EXHIBIT "D" - CLOSED-END FUNDS

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY    LIMITATION  CURRENT LIMIT          DATE
----                                       ------------  ---------- -----------------  ----------------
Invesco Municipal Income Opportunities
  Trust                                    Contractual      0.67%   August 27, 2012    August 31, 2014

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY    LIMITATION  CURRENT LIMIT          DATE
----                                       ------------  ---------- -----------------  -----------------
Invesco Quality Municipal Income Trust     Contractual      0.50%   October 15, 2012   October 31, 2014

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                                           CONTRACTUAL/   EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                        VOLUNTARY    LIMITATION  CURRENT LIMIT          DATE
----                                       ------------  ---------- -----------------  -----------------
Invesco Value Municipal Income Trust       Contractual      0.46%   October 15, 2012   October 31, 2014

                                                               SUB-ITEM 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Municipal Income Opportunities Trust, Invesco Securities Trust, Invesco, Invesco Quality Municipal Income Trust and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
INVESCO QUALITY MUNICIPAL INCOME TRUST
INVESCO SECURITIES TRUST
INVESCO VALUE MUNICIPAL INCOME TRUST
on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

By:     /s/ John M. Zerr
        -------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        -------------------------
Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

AIM INVESTMENT
FUNDS (INVESCO
INVESTMENT FUNDS                   WAIVER DESCRIPTION             EFFECTIVE DATE EXPIRATION DATE
----------------         ---------------------------------------  -------------- ---------------
Invesco Global Targeted  Invesco will waive advisory fees in an     12/17/2013     12/31/2015
  Returns Fund              amount equal to the advisory fees
                             earned on underlying affiliated
                                       investments

AIM TREASURER'S
SERIES TRUST
(INVESCO TREASURER'S
SERIES TRUST)                      WAIVER DESCRIPTION             EFFECTIVE DATE EXPIRATION DATE
--------------------     ---------------------------------------  -------------- ---------------
Premier Portfolio        Invesco will waive advisory fees in the     2/1/2011      12/31/2014
                         amount of 0.07% of the Fund's average
                         daily net assets
Premier U.S. Government  Invesco will waive advisory fees in the     2/1/2011      12/31/2014
  Money Portfolio        amount of 0.07% of the Fund's average
                         daily net assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                 EFFECTIVE DATE     COMMITTED UNTIL
---------                                ------------------ ------------------
Invesco American Franchise Fund          February 12, 2010  December 31, 2014
Invesco California Tax-Free Income Fund  February 12, 2010  December 31, 2014
Invesco Core Plus Bond Fund                June 2, 2009     December 31, 2014
Invesco Equally-Weighted S&P 500 Fund    February 12, 2010  December 31, 2014
Invesco Equity and Income Fund           February 12, 2010  December 31, 2014
Invesco Floating Rate Fund                 July 1, 2007     December 31, 2014
Invesco Global Real Estate Income Fund     July 1, 2007     December 31, 2014
Invesco Growth and Income Fund           February 12, 2010  December 31, 2014
Invesco Low Volatility Equity Yield Fund   July 1, 2007     December 31, 2014
Invesco Pennsylvania Tax Free Income
  Fund                                   February 12, 2010  December 31, 2014
Invesco S&P 500 Index Fund               February 12, 2010  December 31, 2014
Invesco Small Cap Discovery Fund         February 12, 2010  December 31, 2014

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                EFFECTIVE DATE   COMMITTED UNTIL
---------                                --------------  ------------------
Invesco Charter Fund                     July 1, 2007    February 28, 2015
Invesco Disciplined Equity Fund          July 14, 2009   February 28, 2015
Invesco Diversified Dividend Fund        July 1, 2007    February 28, 2015
Invesco Summit Fund                      July 1, 2007    February 28, 2015

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                     EFFECTIVE DATE  COMMITTED UNTIL
----                                     --------------  ---------------
Invesco European Small Company Fund      July 1, 2007    April 30, 2015
Invesco Global Core Equity Fund          July 1, 2007    April 30, 2015
Invesco International Small Company Fund July 1, 2007    April 30, 2015
Invesco Small Cap Equity Fund            July 1, 2007    April 30, 2015

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                     ------------------ ---------------
Invesco Convertible Securities Fund      February 12, 2010  April 30, 2015
Invesco Global Low Volatility Equity
  Yield Fund                               July 1, 2007     April 30, 2015
Invesco Mid Cap Core Equity Fund           July 1, 2007     April 30, 2015
Invesco Small Cap Growth Fund              July 1, 2007     April 30, 2015
Invesco U.S. Mortgage Fund               February 12, 2010  April 30, 2015

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                         EFFECTIVE DATE   COMMITTED UNTIL
----                                         --------------- ------------------
Invesco Asia Pacific Growth Fund              July 1, 2007   February 28, 2015
Invesco European Growth Fund                  July 1, 2007   February 28, 2015
Invesco Global Growth Fund                    July 1, 2007   February 28, 2015
Invesco Global Opportunities Fund            August 3, 2012  February 28, 2015
Invesco Global Small & Mid Cap Growth Fund    July 1, 2007   February 28, 2015
Invesco International Core Equity Fund        July 1, 2007   February 28, 2015
Invesco International Growth Fund             July 1, 2007   February 28, 2015
Invesco Select Opportunities Fund            August 3, 2012  February 28, 2015

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                           EFFECTIVE DATE     COMMITTED UNTIL
----                                         ------------------- ------------------
Invesco All Cap Market Neutral Fund          December 17, 2013   December 31, 2015
Invesco Balanced-Risk Allocation Fund*          May 29, 2009     February 28, 2015
Invesco Balanced-Risk Commodity Strategy
  Fund**                                     November 29, 2010   February 28, 2015
Invesco China Fund                              July 1, 2007     February 28, 2015
Invesco Developing Markets Fund                 July 1, 2007     February 28, 2015
Invesco Emerging Markets Equity Fund            May 11, 2011     February 28, 2015
Invesco Emerging Market Local Currency Debt
  Fund                                         June 14, 2010     February 28, 2015
Invesco Endeavor Fund                           July 1, 2007     February 28, 2015
Invesco Global Health Care Fund                 July 1, 2007     February 28, 2015
Invesco Global Market Neutral Fund           December 17, 2013   December 31, 2015
Invesco Global Markets Strategy Fund         September 25, 2012  February 28, 2015
Invesco Global Targeted Returns Fund         December 17, 2013   December 31, 2015
Invesco International Total Return Fund         July 1, 2007     February 28, 2015
Invesco Long/Short Equity Fund               December 17, 2013   December 31, 2015
Invesco Low Volatility Emerging Markets Fund December 17, 2013   December 31, 2015
Invesco Macro International Equity Fund      December 17, 2013   December 31, 2015
Invesco Macro Long/Short Fund                December 17, 2013   December 31, 2015
Invesco Pacific Growth Fund                  February 12, 2010   February 28, 2015
Invesco Premium Income Fund                  December 13, 2011   February 28, 2015
Invesco Select Companies Fund                   July 1, 2007     February 28, 2015

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                          EFFECTIVE DATE    COMMITTED UNTIL
----                                         ------------------ ---------------
Invesco Corporate Bond Fund                  February 12, 2010  June 30, 2014
Invesco Dynamics Fund                          July 1, 2007     June 30, 2014
Invesco Global Real Estate Fund                July 1, 2007     June 30, 2014
Invesco High Yield Fund                        July 1, 2007     June 30, 2014
Invesco Limited Maturity Treasury Fund         July 1, 2007     June 30, 2014
Invesco Money Market Fund                      July 1, 2007     June 30, 2014
Invesco Municipal Bond Fund                    July 1, 2007     June 30, 2014
Invesco Real Estate Fund                       July 1, 2007     June 30, 2014
Invesco Short Term Bond Fund                   July 1, 2007     June 30, 2014
Invesco U.S. Government Fund                   July 1, 2007     June 30, 2014

--------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity
   Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.

                                                               SUB-ITEM 77Q1(E)

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                        EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------ ---------------
Invesco American Value Fund                February 12, 2010  June 30, 2014
Invesco Comstock Fund                      February 12, 2010  June 30, 2014
Invesco Energy Fund                          July 1, 2007     June 30, 2014
Invesco Dividend Income Fund                 July 1, 2007     June 30, 2014
Invesco Gold & Precious Metals Fund          July 1, 2007     June 30, 2014
Invesco Mid Cap Growth Fund                February 12, 2010  June 30, 2014
Invesco Small Cap Value Fund               February 12, 2010  June 30, 2014
Invesco Technology Fund                      July 1, 2007     June 30, 2014
Invesco Technology Sector Fund             February 12, 2010  June 30, 2014
Invesco Value Opportunities Fund           February 12, 2010  June 30, 2014

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

  FUND                                      EFFECTIVE DATE    COMMITTED UNTIL
  ----                                     ------------------ ---------------
  Invesco High Yield Municipal Fund        February 12, 2010  June 30, 2014
  Invesco Intermediate Term Municipal
    Income Fund                            February 12, 2010  June 30, 2014
  Invesco Municipal Income Fund            February 12, 2010  June 30, 2014
  Invesco New York Tax Free Income Fund    February 12, 2010  June 30, 2014
  Invesco Tax-Exempt Cash Fund               July 1, 2007     June 30, 2014
  Invesco Tax-Free Intermediate Fund         July 1, 2007     June 30, 2014

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

  FUND                                      EFFECTIVE DATE    COMMITTED UNTIL
  ----                                     ------------------ ---------------
  Invesco V.I. American Franchise Fund     February 12, 2010  April 30, 2015
  Invesco V.I. American Value Fund         February 12, 2010  April 30, 2015
  Invesco V.I. Balanced-Risk Allocation
    Fund***                                December 22, 2010  April 30, 2015
  Invesco V.I. Comstock Fund               February 12, 2010  April 30, 2015
  Invesco V.I. Core Equity Fund              July 1, 2007     April 30, 2015
  Invesco V.I. Diversified Dividend Fund   February 12, 2010  April 30, 2015
  Invesco V.I. Diversified Income Fund       July 1, 2007     April 30, 2015
  Invesco V.I. Equally-Weighted S&P 500
    Fund                                   February 12, 2010  April 30, 2015
  Invesco V.I. Equity and Income Fund      February 12, 2010  April 30, 2015
  Invesco V.I. Global Core Equity Fund     February 12, 2010  April 30, 2015
  Invesco V.I. Global Health Care Fund       July 1, 2007     April 30, 2015
  Invesco V.I. Global Real Estate Fund       July 1, 2007     April 30, 2015
  Invesco V.I. Government Securities Fund    July 1, 2007     April 30, 2015
  Invesco V.I. Growth and Income Fund      February 12, 2010  April 30, 2015
  Invesco V.I. High Yield Fund               July 1, 2007     April 30, 2015
  Invesco V.I. International Growth Fund     July 1, 2007     April 30, 2015
  Invesco V.I. Mid Cap Core Equity Fund      July 1, 2007     April 30, 2015
  Invesco V.I. Money Market Fund             July 1, 2007     April 30, 2015
  Invesco V.I. S&P 500 Index Fund          February 12, 2010  April 30, 2015
  Invesco V.I. Small Cap Equity Fund         July 1, 2007     April 30, 2015
  Invesco V.I. Technology Fund               July 1, 2007     April 30, 2015
  Invesco V.I. Utilities Fund                July 1, 2007     April 30, 2015
  Invesco V.I. Value Opportunities Fund      July 1, 2007     April 30, 2015

--------
*** Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
    Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                           INVESCO SECURITIES TRUST

 FUND                                       EFFECTIVE DATE    COMMITTED UNTIL
 ----                                      ----------------- ------------------
 Invesco Balanced-Risk Aggressive
   Allocation Fund                         January 16, 2013  February 28, 2015

                               CLOSED-END FUNDS

   FUND                                     EFFECTIVE DATE  COMMITTED UNTIL
   ----                                     --------------  ---------------
   Invesco Municipal Income Opportunities
     Trust                                  June 1, 2010    June 30, 2014
   Invesco Quality Municipal Income Trust   June 1, 2010    June 30, 2014
   Invesco Value Municipal Income Trust     June 1, 2010    June 30, 2014

                                                               Sub-Item 77Q1(e)

                         SEVENTH AMENDED AND RESTATED
                            MEMORANDUM OF AGREEMENT
                (SECURITIES LENDING ADMINISTRATIVE FEE WAIVER)

   This Sixth Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds),
AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Securities Trust and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Advisers, Inc. ("Invesco").

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

    2. Neither a Fund nor Invesco may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco agree to be bound.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

   IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES FUNDS)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO SECURITIES TRUST
SHORT-TERM INVESTMENTS TRUST

By:     /s/ John M. Zerr
        -------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        -------------------------
Title:  Senior Vice President

                                  EXHIBIT "A"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                   EFFECTIVE DATE    COMMITTED UNTIL*
---------                                  ------------------ ----------------
Invesco American Franchise Fund            February 12, 2010
Invesco California Tax-Free Income Fund    February 12, 2010
Invesco Core Plus Bond Fund                  June 2, 2009
Invesco Equally-Weighted S&P 500 Fund      February 12, 2010
Invesco Equity and Income Fund             February 12, 2010
Invesco Floating Rate Fund                  April 14, 2006
Invesco Global Real Estate Income Fund       March 9, 2007
Invesco Growth and Income Fund             February 12, 2010
Invesco Pennsylvania Tax Free Income Fund  February 12, 2010
Invesco S&P 500 Index Fund                 February 12, 2010
Invesco Small Cap Discovery Fund           February 12, 2010
Invesco U.S. Quantitative Core Fund         March 31, 2006

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                   EFFECTIVE DATE    COMMITTED UNTIL*
---------                                  ------------------ ----------------
Invesco Charter Fund                         June 21, 2000
Invesco Constellation Fund                   June 21, 2000
Invesco Disciplined Equity Fund              July 14, 2009
Invesco Diversified Dividend Fund          December 28, 2001
Invesco Summit Fund                          July 24, 2000

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

  FUND                                    EFFECTIVE DATE    COMMITTED UNTIL*
  ----                                   ------------------ ----------------
  Invesco European Small Company Fund     August 30, 2000
  Invesco Global Core Equity Fund        December 27, 2000
  Invesco International Small Company
    Fund                                  August 30, 2000
  Invesco Small Cap Equity Fund           August 30, 2000

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL*
----                                       ------------------- ----------------
Invesco Convertible Securities Fund        February 12, 2010
Invesco Global Quantitative Core Fund      September 1, 2001
Invesco Leaders Fund                       February 12, 2010
Invesco Mid Cap Core Equity Fund           September 1, 2001
Invesco Small Cap Growth Fund              September 11, 2000
Invesco U.S. Mortgage Fund                 February 12, 2010

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                        EFFECTIVE DATE    COMMITTED UNTIL*
----                                       ------------------ ----------------
Invesco Asia Pacific Growth Fund             June 21, 2000
Invesco European Growth Fund                 June 21, 2000
Invesco Global Growth Fund                   June 21, 2000
Invesco Global Opportunities Fund           August 1, 2012
Invesco Global Small & Mid Cap Growth Fund   June 21, 2000
Invesco International Core Equity Fund     November 25, 2003
Invesco International Growth Fund            June 21, 2000
Invesco Select Opportunities Fund           August 1, 2012

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL*
----                                       ------------------- ----------------
Invesco Balanced-Risk Allocation Fund         May 29, 2009
Invesco Balanced-Risk Commodities
  Strategy Fund                            November 29, 2010
Invesco China Fund                           March 31, 2006
Invesco Developing Markets Fund            September 1, 2001
Invesco Emerging Market Local Currency
  Debt Fund                                  June 14, 2010
Invesco Emerging Markets Equity Fund          May 11, 2011
Invesco Endeavor Fund                       November 4, 2003
Invesco Global Health Care Fund            September 1, 2001
Invesco Global Markets Strategy Fund       September 26, 2012
Invesco International Total Return Fund      March 31, 2006
Invesco Pacific Growth Fund                February 12, 2010
Invesco Premium Income Fund                December 13, 2011
Invesco Select Companies Fund               November 4, 2003

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL*
----                                       ------------------- ----------------
Invesco Corporate Bond Fund                February 12, 2010
Invesco Dynamics Fund                      November 25, 2003
Invesco Global Real Estate Fund              April 29, 2005
Invesco High Yield Fund                       June 1, 2000
Invesco High Yield Securities Fund         February 12, 2010
Invesco Limited Maturity Treasury Fund        June 1, 2000
Invesco Money Market Fund                     June 1, 2000
Invesco Municipal Bond Fund                   June 1, 2000
Invesco Real Estate Fund                   September 11, 2000
Invesco Short Term Bond Fund                August 29, 2002
Invesco U.S. Government Fund                  June 1, 2000

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                        EFFECTIVE DATE    COMMITTED UNTIL*
----                                       ------------------ ----------------
Invesco American Value Fund                February 12, 2010
Invesco Comstock Fund                      February 12, 2010
Invesco Dividend Income Fund               November 25, 2003
Invesco Energy Fund                        November 25, 2003
Invesco Gold & Precious Metals Fund        November 25, 2003
Invesco Leisure Fund                       November 25, 2003
Invesco Mid Cap Growth Fund                February 12, 2010
Invesco Small Cap Value Fund               February 12, 2010
Invesco Technology Fund                    November 25, 2003
Invesco Technology Sector Fund             February 12, 2010
Invesco Value Opportunities Fund           February 12, 2010

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                        EFFECTIVE DATE    COMMITTED UNTIL*
----                                       ------------------ ----------------
Invesco High Yield Municipal Fund          February 12, 2010
Invesco Intermediate Term Municipal
  Income Fund                              February 12, 2010
Invesco Municipal Income Fund              February 12, 2010
Invesco New York Tax Free Income Fund      February 12, 2010
Invesco Tax-Exempt Cash Fund                 June 1, 2000
Invesco Tax-Free Intermediate Fund           June 1, 2000

        AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

FUND                                        EFFECTIVE DATE    COMMITTED UNTIL*
----                                       ------------------ ----------------
Premier Portfolio                          November 25, 2003
Premier Tax-Exempt Portfolio               November 25, 2003
Premier U.S. Government Money Portfolio    November 25, 2003

            AIM VARIABLE INSURANCE FUNDS (INVESCO INSURANCE FUNDS)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL*
----                                       ------------------- ----------------
Invesco V.I. American Franchise Fund       February 12, 2010
Invesco V.I. American Value Fund           February 12, 2010
Invesco V.I. Balanced-Risk Allocation Fund    May 1, 2000
Invesco V.I. Comstock Fund                 February 12, 2010
Invesco V.I. Core Equity Fund                 May 1, 2000
Invesco V.I. Diversified Dividend Fund      February 9, 2010
Invesco V.I. Diversified Income Fund          May 1, 2000
Invesco V.I. Equally-Weighted S&P 500 Fund February 12, 2010
Invesco V.I. Equity and Income Fund        February 12, 2010
Invesco V.I. Global Core Equity Fund       February 10, 2010
Invesco V.I. Global Health Care Fund         April 30, 2004
Invesco V.I. Global Real Estate Fund         April 30, 2004
Invesco V.I. Government Securities Fund       May 1, 2000
Invesco V.I. Growth and Income Fund        February 12, 2010
Invesco V.I. High Yield Fund                  May 1, 2000
Invesco V.I. International Growth Fund        May 1, 2000
Invesco V.I. Mid Cap Core Equity Fund      September 10, 2001
Invesco V.I. Mid Cap Growth Fund           February 12, 2010
Invesco V.I. Money Market Fund                May 1, 2000
Invesco V.I. S&P 500 Index Fund            February 12, 2010
Invesco V.I. Small Cap Equity Fund         September 1, 2003
Invesco V.I. Technology Fund                 April 30, 2004
Invesco V.I. Utilities Fund                  April 30, 2004
Invesco V.I. Value Opportunities Fund      September 10, 2001

+ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.
* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                           INVESCO SECURITIES TRUST

 FUND                                        EFFECTIVE DATE   COMMITTED UNTIL*
 ----                                       ----------------- ----------------
 Invesco Balanced-Risk Aggressive
   Allocation Fund                          January 16, 2013

                         SHORT-TERM INVESTMENTS TRUST

  FUND                                       EFFECTIVE DATE  COMMITTED UNTIL*
  ----                                       --------------  ----------------
  Government & Agency Portfolio              June 1, 2000
  Government TaxAdvantage Portfolio          June 1, 2000
  Liquid Assets Portfolio                    June 1, 2000
  STIC Prime Portfolio                       June 1, 2000
  Tax-Free Cash Reserve Portfolio            June 1, 2000
  Treasury Portfolio                         June 1, 2000

* Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.